SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2014


                        GLOBAL EQUITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54557                 27-3986073
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)         Identification Number)

               X3 Jumeirah Bay, Office 3305, Jumeirah Lake Towers
                                   Dubai, UAE
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: +971 (7) 204 7593

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     Between December 1, 2014 and December 16, 2014, the Company originally issued an aggregate of 2,519,396 shares of common stock to 4 persons for debt conversions in the aggregate amount of $50,310.

     All of the shares described above were issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended ("33 Act"), based on the following factors:

     * each investor represented to us that he or it was acquiring the securities for his or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the 33 Act;

     * we provided each investor with written disclosure prior to sale or transfer that the securities have not been registered under the 33 Act and, therefore, cannot be resold unless they are registered under the 33 Act or unless an exemption from registration is available;

     * each investor agreed not to sell or otherwise transfer the purchased securities unless they are registered under the 33 Act and any applicable state laws, or an exemption or exemptions from such registration are available;

     * each investor had knowledge and experience in financial and other business matters such that he was capable of evaluating the merits and risks of an investment in us;

     * each investor was given information and access to all of our documents, records, books, officers and directors, our executive offices pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information that we possess or were able to acquire without unreasonable effort and expense;

     * we did not employ any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio;

     * we did not conduct, hold or participate in any seminar or meeting whose attendees had been invited by any general solicitation or general advertising;

     * we placed a legend on each certificate or other document that evidences the securities stating that the securities have not been registered under the 33 Act and setting forth or referring to the restrictions on transferability and sale of the securities; and

     * no broker-dealer or underwriter was involved in the sale of the shares.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 2015

                                     GLOBAL EQUITY INTERNATIONAL, INC.


                                     By: /s/ Enzo Taddei
                                        ---------------------------------------
                                        Enzo Taddei
                                        Chief Financial Officer

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